UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2017

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36299 (Commission File Number)	80-0925494 (IRS Employer Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

Strategic Investment in Ladder by Related Companies

On February 27, 2017, Ladder Capital Corp (“Ladder” or the “Company”), Related Real Estate Fund II, L.P. (“Related”), which is an affiliate of The Related Companies, L.P., and certain pre-IPO stockholders of Ladder, including affiliates of TowerBrook Capital Partners, L.P. and GI Partners L.P., entered into a Stock Purchase Agreement, pursuant to which Related agreed to purchase $80.0 million of Ladder’s Class A common stock (the “Shares”) from the pre-IPO stockholders. The investment was made by a wholly owned subsidiary of Related, which is an opportunity fund with equity commitments of over $1 billion.

Upon the closing of the transaction, which is expected to occur on March 3, 2017, Ladder and Related will enter into a Stockholders Agreement, pursuant to which, upon the closing, Ladder will appoint Richard O’Toole, Executive Vice President and General Counsel of Related, to replace Jonathan Bilzin, Managing Director of TowerBrook Capital Partners, L.P., as a Class II Director on Ladder’s Board of Directors.

Pursuant to the Stockholders Agreement, Ladder will also grant Related a right of first offer with respect to certain horizontal risk retention investments in which Ladder intends to retain an interest and Related will agree to certain standstill provisions. In addition, Ladder, the pre-IPO stockholders and Related will enter into a Second Amended and Restated Registration Rights Agreement providing Related with customary registration rights with respect to the Shares. The closing is subject to customary closing conditions.

The Company issued a press release regarding the foregoing on February 28, 2017, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking” statements, including those related to the closing of the transaction and changes to Ladder’s Board of Directors. These statements are based on management’s current expectations, beliefs, plans, objectives and assumptions regarding future events. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual events could differ materially from those stated, anticipated or implied by such forward-looking statements, including those regarding the closing of the transaction and changes to Ladder’s Board of Directors. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual outcomes. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this report. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01.                Financial Statements and Exhibits.

(d)                           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2017	LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox Chief Financial Officer